Exhibit 10.4

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED
HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT. "UNITED STATES" AND "U.S. PERSON" ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.

                             STOCK OPTION AGREEMENT
                               (NON U.S. PERSONS)

This AGREEMENT is entered into as of the 2nd day of February, 2012 (the "Date of Grant").

BETWEEN:

          ORGENESIS INC., a company incorporated pursuant to the laws of the State of Nevada, with an office at 1001 SW 5th Avenue, Suite 1100, Portland, OR 97204

          (the "Company")

AND:

          SARAH FERBER, a businessperson with an address at 17B Hahaskala Street, Tel Aviv

          (the "Optionee")

WHEREAS:

A. The Company wishes to grant stock options to purchase a total of 2,781,905 Optioned Shares (as defined herein) to the Optionee.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS

1.1  In this Agreement, the following terms shall have the following meanings:

     (a)  "Common Stock" means the shares of common stock of the Company;

     (b)  "Exercise Price" means $0.001/share;
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     (c)  "Expiry Date" means ten (10) years following the Date of Grant;

     (d) "Notice of Exercise" means a notice in writing addressed to the Company at its address first recited hereto (or such other address of which the Company may from time to time notify the Optionee in writing), substantially in the form attached as Schedule "A" hereto, which notice shall specify therein the number of Optioned Shares in respect of which the Options are being exercised;

     (e) "Options" means the irrevocable right and option to purchase, from time to time, all, or any part of the Optioned Shares granted to the Optionee by the Company pursuant to Section 0 of this Agreement;

     (f) "Optioned Shares" means the shares of Common Stock that are issued pursuant to the exercise of the Options;

     (g)  "Securities" means, collectively, the Options and the Optioned Shares;

     (h)  "Shareholders" means holders of record of the shares of Common Stock;

     (i) "U.S. Person" shall have the meaning ascribed thereto in Regulation S under the 1933 Act, and for the purpose of the Agreement includes any person in the United States; and

     (j)  "Vested Options" means the Options that have vested in accordance with
          Section 0 of this Agreement.

2.   THE OPTIONS

2.1 The Company hereby grants to the Optionee, on the terms and conditions set out in this Agreement, Options to purchase a total of 2,781,905 Optioned Shares at the Exercise Price.

2.2 The Options vest over a period of 12 months with 1/12 of the Options vesting on the last day of each of the 12 months following the grant of the Options. The Options may be exercised immediately after vesting.

2.3 The Options shall, at 5:00 p.m. (Pacific time) on the Expiry Date, expire and be of no further force or effect whatsoever.

2.4 The Company shall not be obligated to cause the issuance, transfer or delivery of a certificate or certificates representing Optioned Shares to the Optionee, until provision has been made by the Optionee, to the satisfaction of the Company, for the payment of the aggregate Exercise Price for all Optioned Shares for which the Options shall have been exercised, and for satisfaction of any tax withholding obligations associated with such exercise.

2.5 The Optionee shall have no rights whatsoever as a shareholder in respect of any of the Optioned Shares (including any right to receive dividends or other distribution therefrom or thereon) except in respect of which the Options have been properly exercised in accordance with the terms of this Agreement.

2.6 Subject to the provisions of this Agreement and subject to compliance with any applicable securities laws, the Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that if the Optionee is subject to the reporting and liability provisions of Section 16 of the SECURITIES EXCHANGE ACT of 1934 with respect to the Common Stock, the Optionee shall be precluded from selling, transferring or otherwise disposing of any Common Stock underlying any of the Options during the six months immediately following the grant of the Options. If less than all of the shares included in the vested portion of any Options are purchased, the remainder may be purchased at any subsequent time prior to the Expiry Date. Only whole shares may be issued pursuant to the exercise of any Options, and to the extent that any Option covers less than one share, it is not exercisable.

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2.7  Each  exercise of the Options  shall be by means of delivery of a Notice of
     Exercise (which may be in the form attached hereto as Schedule "A") to the President of the Company at its principal executive office, specifying the number of Optioned Shares to be purchased and accompanied by payment in cash by certified check or cashier's check in the amount of the full Exercise Price for the Common Stock to be purchased. In addition to payment in cash by certified check or cashier's check and if agreed to in advance by the Company, an Optionee or transferee of the Options may pay for all or any portion of the aggregate Exercise Price by complying with one or more of the following alternatives:

     (a) by delivering a properly executed Notice of Exercise together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Stock and deliver directly to the Company the amount of sale or margin loan proceeds to pay the Exercise Price; or

     (b) by complying with any other payment mechanism approved by the Board at the time of exercise.

2.8  It is a condition  precedent  to the  issuance of Optioned  Shares that the
     Optionee   execute   and/or  deliver  to  the  Company  all  documents  and
     withholding taxes required in accordance with applicable laws.

2.9 Nothing in this Agreement shall obligate the Optionee to purchase any Optioned Shares except those Optioned Shares in respect of which the Optionee shall have exercised the Options in the manner provided in this Agreement.

2.10 Appropriate and proportional adjustments in the exercise price of the Options and in the number of Options granted or to be granted may be made by the Board of Directors in its discretion to give effect to adjustments in the number of common shares of the Company resulting from subdivisions, consolidations or reclassification of the common shares of the Company, the payment of stock dividends by the Company or other relevant changes in the capital of the Company.

2.11 By accepting the Options, the Optionee represents and agrees that none of the Optioned Shares purchased upon exercise of the Options will be distributed in violation of applicable federal and state laws and regulations. The Optionee further represents and agrees to provide the Company with any other document reasonably requested by the Company or the Company's Counsel.

2.12 The Options are not transferable or assignable.

3.   TERMINATION OF OPTIONS

3.1  Termination  of  Employment  and  Vested  Options.   Vested  Options  shall
     terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

     (a)  Expiration. Ten (10) years from the Date of Grant.

     (b) Termination for Cause. The date of the first discovery by the Company of any reason for the termination of an Optionee's employment or contractual relationship with the Company or any related company for cause (as reasonably determined by the Company), and, if an Optionee's employment is suspended pending any investigation by the Company as to whether the Optionee's employment should be terminated for cause, the Optionee's rights under this Agreement shall likewise be suspended during the period of any such investigation, in each of the above events provided a notice was delivered to the Optionee and the breach was not cured within 7 days following its delivery.

     (c) Termination Due to Death or Disability. The expiration of five years from the date of the death of the Optionee or cessation of an Optionee's employment or contractual relationship by reason of disability. If an Optionee's employment or contractual relationship is terminated by death, any Option held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's

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
          rights under such Option shall pass by the Optionee's will or by the applicable laws of descent and distribution.

     (d) Termination for Any Other Reason. The expiration of five years from the date of an Optionee's termination of employment or contractual relationship with the Company for any reason whatsoever other than cause, death or disability.

3.2 Termination of Employment and Unvested Options. Unvested Options shall terminate immediately upon termination of the Optionee's employment or contractual relationship with the Company for any reason whatsoever, provided that upon termination due to death or disability 50% of the unvested options shall become immediately vested.

4.   ESCROW

4.1 The Optionee agrees that any Optioned Shares issued to the Optionee (the "ESCROWED SHARES") within two years of February 2, 2012 (the "CLOSING DATE") shall be held in escrow by the Escrow Agent for a period of two years from the Closing Date.

4.2 Any Escrowed Shares issued by the Company to the Optionee shall be issued to the Escrow Agent pursuant to the terms of this Agreement.

4.3 The Company and the Optionee hereby direct the Escrow Agent to retain any the Escrowed Shares and not to do or cause anything to be done to release the same from escrow except in accordance with this Agreement. The Escrow Agent accepts its responsibilities hereunder and agrees to perform them in accordance with the terms hereof.

4.4 Except pursuant to the terms of this Agreement, the Escrow Agent will hold the Escrowed Shares in escrow and undelivered until two years after the Closing Date.

4.5 If the Company and the Optionee provide written instructions to the Escrow Agent with respect to the Escrowed Shares, the Escrow Agent shall act in accordance therewith.

4.6 The Escrowed Shares will not be sold, assigned, hypothecated, alienated, released from escrow, transferred within escrow or otherwise in any manner dealt with except in accordance with this Agreement or as may be required by reason of the bankruptcy of the Optionee, in which case the Escrow Agent will hold the Escrowed Shares subject to this Agreement, for whatever person, firm or corporation shall be legally entitled to be or become the registered owner thereof.

4.7 The Optionee will be entitled to vote the Escrowed Shares; however, any stock dividend or forward stock split of the Escrowed Shares (in either case, such additional shares called the "Additional Shares") will be deemed to be part of the Escrowed Shares to be delivered together with transfer documents respecting such Additional Shares to the Escrow Agent. The Escrow Agent will hold such Additional Shares and transfer documents respecting the Additional Shares in escrow and release them in the same manner as the Escrowed Shares.

4.8 The Escrow Agent will be entitled not to take any action under this Agreement until its fees and disbursements for acting as Escrow Agent have been paid.

4.9 The Escrow Agent shall not deliver the Escrowed Shares to any person, entity or otherwise except for the Optionee, however it shall continue to hold the Escrowed Shares on behalf of the Optionee and may not release same, until the two year anniversary of the Closing Date at which time the Escrow Agent shall deliver the Escrowed Shares to the Optionee or as directed by the Optionee.

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
4.10 In exercising the rights, duties and obligations prescribed or confirmed by this Agreement, the Escrow Agent will act honestly and in good faith and will exercise that degree of care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.

4.11 The Optionee and the Company jointly and severally covenant and agree from time to time and at all times hereafter well and truly to save, defend and keep harmless and fully indemnify the Escrow Agent, its successors, and assigns, from and against all loss, costs, charges, suits, demands, claims, damages and expenses which the Escrow Agent, its successors or assigns may at any time or times hereafter bear, sustain, suffer or be put unto for or by reason or on account of its acting pursuant to this Agreement or anything in any manner relating thereto or by reason of the Escrow Agent's compliance in good faith with the terms hereof on condition only that said acts are not the result of gross negligence or willful or intentional misconduct of the Escrow Agent.

4.12 In case proceedings should hereafter be taken in any court respecting the Escrowed Shares, the Escrow Agent will not be obliged to defend any such action or submit its rights to the court until it has been indemnified by other good and sufficient security against its costs of such proceedings.

4.13 The Escrow Agent will have no responsibility in respect of loss of the Escrowed Shares except the duty to exercise such care in the safekeeping thereof as it would exercise if the Escrowed Shares belonged to the Escrow Agent. The Escrow Agent may act on the advice of counsel but will not be responsible for acting or failing to act on the advice of counsel.

4.14 In the event that the Escrowed Shares are attached, garnished or levied upon under any court order, or if the delivery of such property is stayed or enjoined by any court order or if any court order, judgment or decree is made or entered affecting such property or affecting any act by the Escrow Agent, the Escrow Agent may, in its sole discretion, obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, notwithstanding any provision of this Agreement to the contrary. If the Escrow Agent obeys and complies with any such writs, order, judgment or decrees it will not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, notwithstanding that such writs, orders, judgments or decrees may be subsequently reversed, modified, annulled, set aside or vacated.

4.15 If the Escrow Agent receives any written instructions from one party contrary to the instructions contained in this Agreement, the Escrow Agent may continue to hold the Escrowed Shares until the lawful determination of the issue between the parties hereto.

4.16 The  Escrow  Agent may  resign as Escrow  Agent by giving not less then ten
     (10) days' notice thereof to each of the Escrowed Shares and the Company. The Optionee and the Company may jointly terminate the Escrow Agent by giving to the Escrow Agent a notice of termination executed by each of them not less than ten (10) days prior to the proposed date of termination. The resignation or termination of the Escrow Agent will be effective and the Escrow Agent will cease to be bound by this Agreement on the date that is ten (10) days after the date of receipt of the termination notice given hereunder or on such other date as the Escrow Agent, the Optionee and the Company may agree upon. All indemnities granted to the Escrow Agent will survive the termination of this Agreement or the resignation or termination of the Escrow Agent.

4.17 It is understood and agreed by the parties to this Agreement that the only duties and obligations of the Escrow Agent are those specifically stated herein and no other.

5.   DOCUMENTS REQUIRED FROM OPTIONEE

5.1 The Optionee must complete, sign and return an executed copy of this Agreement to the Company.

5.2 The Optionee shall complete, sign and return to the Company as soon as possible, on request by the Company, any documents, questionnaires, notices and undertakings as may be required by regulatory authorities, and applicable law.

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
6.   CHANGE OF CONTROL

6.1  In the event of

     (a) the announcement of a takeover bid for some or all of the outstanding shares of the Company; or

     (b) a change of control (as defined herein) of the Company, then all Options to purchase Optioned Shares, which have not vested in accordance with this Agreement, shall immediately vest and become exercisable. For the purposes of this Section, a change of control shall have occurred when:

          (i) any person, corporation, company or other entity or combination of any such persons, corporations, companies or other entities acquires or becomes the beneficial owner of, directly or indirectly, whether through the acquisition of previously issued and outstanding voting securities or of voting securities which have not been previously issued, or any combination thereof or any other transaction having a similar effect, greater than 40% of the voting securities of the Company;

          (ii) greater than 40% of the issued and outstanding voting securities of the Company become subject to a voting trust;

          (iii)there is consummated any merger, amalgamation or consolidation of the Company with or into another entity or any other corporate reorganization, if more than 50% of the combined voting power of the continuing or surviving entity's securities outstanding immediately after such merger, amalgamation, consolidation or reorganization are owned by persons who were not stockholders of the Company immediately prior to such merger, amalgamation, consolidation or reorganization;

          (iv) there is consummated any sale, transfer or disposition by the Company of all or substantially all of the assets of the Company;

          (v) a change in the composition of the Board occurring within a two-year period prior to such change, as a result of which fewer than a majority of the Board are Incumbent Directors. "Incumbent Directors" shall mean directors who are either:

               A.   directors of the Company as of the Date of Grant; or

               B. elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the directors who had been directors two years prior to such change and who were still in office at the time of such election or nomination;

          (vi) there is commenced a solicitation of a dissident proxy, or any proxy not approved by the Incumbent Directors, the purpose of which is to change the composition of the Board with the result, or potential result, that fewer than a majority of the directors will be Incumbent Directors;

          (vii)there is commenced any action by an entity, person or group (other than the Company, a wholly owned subsidiary of the Company) of a tender offer, an exchange offer, a take-over bid or any other offer or bid for more than 20% of the Common Stock;

          (viii) there is commenced any proceeding by or against the Company seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of the Company or its debts, under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an

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               order for relief or for the  appointment of a receiver,  trustee, custodian or other similar official for it or for any substantial part of its property; or

          (ix) there is an approval by the shareholders of the Company of a plan of complete liquidation or dissolution of the Company.

6.2 A Change of Control shall be deemed to occur immediately prior to the occurrence of any such events. An event shall not constitute a Change of Control if its sole purpose is to change the jurisdiction of the Corporation's organization or to create a holding company, partnership or trust that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such event.

7.   ACKNOWLEDGEMENTS OF THE OPTIONEE

The Optionee acknowledges and agrees that:

     (a) none of the Options or the Optioned Shares have been registered under the 1933 Act or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act and in each case only in accordance with applicable state securities laws;

     (b) the Company has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

     (c) the Optionee has received and carefully read this Agreement and the public information which has been filed with the Securities and Exchange Commission (the "SEC") in compliance or intended compliance with applicable securities legislation (collectively, the "Company Information");

     (d) the decision to execute this Agreement and acquire the Securities hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and such decision is based entirely upon a review of the Company Information (the receipt of which is hereby acknowledged);

     (e) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

     (f)  there is no government or other insurance covering the Securities;

     (g)  there are risks associated with an investment in the Securities;

     (h) the Optionee and the Optionee's advisor(s) (if applicable) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the distribution of the Securities hereunder, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information about the Company;

     (i) the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Optionee during reasonable business hours at its principal place of business, and all documents, records and books in connection with the distribution of the Securities hereunder have been made available for inspection by the Optionee, the Optionee's attorney and/or advisor(s) (if applicable);

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
     (j) the Company is entitled to rely on the representations and warranties and the statements and answers of the Optionee contained in this Agreement;

     (k) the Optionee will indemnify and hold harmless the Company and, where applicable, its directors, officers, employees, agents, advisors and shareholders, from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Optionee contained herein or in any document furnished by the Optionee to the Company in connection herewith being untrue in any material respect or any breach or failure by the Optionee to comply with any covenant or agreement made by the Optionee to the Company in connection therewith;

     (l) none of the Securities are listed on any stock exchange or automated dealer quotation system and no representation has been made to the Optionee that any of the Securities will become listed on any stock exchange or automated dealer quotation system; except that currently certain market makers make market in the Common Stock on the OTC Bulletin Board;

     (m) the Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from the registration requirements of the 1933 Act and in accordance with applicable state and provincial securities laws;

     (n) the statutory and regulatory basis for the exemption claimed for the offer of the Securities, although in technical compliance with Regulation S, would not be available if the offering is part of a plan or scheme to evade the registration provisions of the 1933 Act or any applicable state and provincial securities laws;

     (o) the Optionee has been advised to consult the Optionee's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

          (i) any applicable laws of the jurisdiction in which the Optionee is resident in connection with the distribution of the Securities hereunder, and

          (ii) applicable resale restrictions; and

     (p) this Agreement is not enforceable by the Optionee unless it has been accepted by the Company.

8.   REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE OPTIONEE

The Optionee hereby represents and warrants to and covenants with the Company (which representations, warranties and covenants shall survive the closing) that:

     (a) the Optionee has the legal capacity and competence to enter into and execute this Agreement and to take all actions required pursuant hereto;

     (b) the Optionee has duly executed and delivered this Agreement and it constitutes a valid and binding agreement of the Optionee enforceable against the Optionee in accordance with its terms;

     (c) the Optionee is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person;

     (d)  the Optionee is not a U.S. Person;

     (e) the Optionee is resident in the jurisdiction set out on page 1 of this Agreement;

     (f) the Optionee has not acquired the Securities as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the 1933 Act) in the United States in respect of the Securities which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Securities; provided, however, that the Optionee may sell or otherwise dispose of the Securities pursuant to registration thereof under the 1933 Act and any applicable state and provincial securities laws or under an exemption from such registration requirements;

     (g) the Optionee is outside the United States when receiving and executing this Agreement and is acquiring the Securities as principal for the Optionee's own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalisation thereof, in whole or in part, and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons, and no other person has a direct or indirect beneficial interest in such Securities;

     (h) the Optionee is not an underwriter of, or dealer in, the Common Stock, nor is the Optionee participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities;

     (i) the Optionee (i) has adequate net worth and means of providing for his/her/its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and
          (iii) is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and can afford the complete loss of such investment;

     (j) the Optionee is aware that an investment in the Company is speculative and involves certain risks, including the possible loss of the investment, and the Optionee has carefully read and considered the matters set forth under the caption "Risk Factors" appearing in the Company's various disclosure documents, filed with the SEC;

     (k) the Optionee has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Securities and the Company;

     (l) the Optionee understands and agrees that the Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Optionee shall promptly notify the Company;

     (m) the Optionee has made an independent examination and investigation of an investment in the Securities and the Company and has depended on the advice of its legal and financial advisors and agrees that the
          Company will not be responsible in anyway whatsoever for the Optionee's decision to invest in the Securities and the Company;

     (n) the Optionee is not aware of any advertisement of any of the Securities and is not acquiring the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (o)  no   person   has  made  to  the   Optionee   any   written   or  oral
          representations:

          (i)  that any person will resell or repurchase any of the Securities;

          (ii) that any person will refund the purchase price of any of the Securities; or

          (iii) as to the future price or value of any of the Securities; and

     (p) if the Optionee is a consultant of the Company, the Optionee has entered into a written consulting agreement with the Company or a related entity of the Company and spends or will spend a significant amount of time and attention on the affairs and business of the Company or such related entity.

9.   ACKNOWLEDGEMENT

The Optionee has acknowledged that the decision to purchase the Securities was solely made on the basis of publicly available information contained in the Company Information.

10.  LEGENDING OF SUBJECT SECURITIES

10.1 The Optionee hereby consents to the placement of a legend on any certificate or the Optionee consents to the placement of a legend on any certificate or other document evidencing any of the Optioned Shares to the effect that such Optioned Shares have not been registered under the 1933 Act, any state securities or "blue sky" laws, or under the prospectus and registration requirements of any applicable Canadian securities laws, and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement, such legend to be substantially as follows:

            THESE SECURITIES WERE ISSUED IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE 1933 ACT) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). ACCORDINGLY, NONE OF THE SECURITIES TO WHICH THIS CERTIFICATE RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR, DIRECTLY OR INDIRECTLY, TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN ACCORDANCE WITH THE 1933 ACT.

10.2 The Optionee hereby agrees to the Company making a notation on its records or giving instructions to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described in this Agreement.

11.  GENERAL RESALE RESTRICTIONS

11.1 The Optionee acknowledges that any resale of any of the Optioned Shares will be subject to resale restrictions contained in the securities legislation applicable to the Optionee or proposed transferee. The Optionee acknowledges that none of the Optioned Shares have been registered under the 1933 Act or the securities laws of any state of the United States. The Optioned Shares may not be offered or sold in the United States unless registered in accordance with federal securities laws and all applicable state securities laws or exemptions from such registration requirements are available.

11.2 The  Optionee   acknowledges   and  agrees  that  the  Optionee  is  solely
     responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions.

12.  NO EMPLOYMENT RELATIONSHIP

The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any related company, express or implied, that the Company or any related company will employ or contract with an Optionee, for any length of time, nor shall it interfere in any way with the Company's or, where applicable, a related company's right to terminate Optionee's employment at any time, which right is hereby reserved.

13.  GOVERNING LAW

This Agreement is governed by the laws of the State of Nevada.

14.  COSTS

The Optionee acknowledges and agrees that all costs and expenses incurred by the Optionee (including any fees and disbursements of any special counsel retained by the Optionee) relating to the acquisition of the Securities shall be borne by the Optionee.

15.  SURVIVAL

This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the shares underlying the Options by the Optionee pursuant hereto.

16.  ASSIGNMENT

This Agreement is not transferable or assignable.

17.  CURRENCY

Unless explicitly stated otherwise, all funds in this Agreement are stated in United States dollars.

18.  SEVERABILITY

The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

19.  COUNTERPARTS AND ELECTRONIC MEANS

This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the date first above written.

20.  ENTIRE AGREEMENT

This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement, supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date first above written.

ORGENESIS INC.


Per: /s/ Vered Caplan
    -----------------------------
    Authorized Signatory

WITNESSED BY:                            )
                                         )
---------------------------------        )
Signature                                )
                                         )
---------------------------------        )        /s/ Sarah Ferber
Name                                     )        ------------------------------
                                         )         SARAH FERBER
---------------------------------        )
Address                                  )
                                         )
---------------------------------        )
                                         )
---------------------------------        )
Occupation                               )

                                  SCHEDULE "A"
                               NOTICE OF EXERCISE

TO: Orgenesis Inc.
    1001 SW 5th Avenue, Suite 1100, Portland, OR  97204

This Notice of Exercise shall constitute a proper Notice of Exercise pursuant to
Section 0 of the Stock Option Agreement dated as of ____________________ (the "Agreement"), between Orgenesis Inc. (the "Company") and the undersigned. The undersigned hereby elects to exercise Optionee's option to purchase ____________________ shares of the common stock of the Company at a price of US $0.0001 per share, for aggregate consideration of US $____________, on the terms and conditions set forth in the Agreement. Such aggregate consideration, in the form specified in Section 0 of the Agreement, accompanies this notice.

The Optionee represents and warrants to the Company that all representations and warranties set out in the Agreement are true as of the date of the exercise of the Options under the Agreement.

Please deliver a share certificate in respect of the Optioned Shares referred to in the Stock Option and Subscription Agreement surrendered herewith but not presently subscribed for, to the Optionee.

The Optionee hereby directs the Company to issue, register and deliver the certificates representing the shares as follows:

Registration Information:                     Delivery Instructions:

Name to appear on certificates                Name

Address                                       Address

City, State, and Zip Code

                                              Telephone Number

DATED at _____________________________, the  day of______________, _______.

                                    X
                                    -------------------------------------------
                                    Signature

                                    -------------------------------------------
                                    (Name and, if applicable, Office)

                                    -------------------------------------------
                                    (Address)

                                    -------------------------------------------
                                    (City, State, and Zip Code)

                                    -------------------------------------------
                                    Fax Number or E-mail Address

                                    -------------------------------------------
                                    SIN, SSN or Other Tax Identification Number